  UNITED STATES

  SECURITIES AND EXCHANGE COMMISSION

  Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 31, 2014

ASB BANCORP, INC.

(Exact name of registrant as specified in its charter)

North Carolina	001-35279	45-2463413
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

11 Church Street, Asheville, North Carolina	28801
(Address of principle executive offices)	(Zip Code)

(828) 254-7411

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 31, 2014, ASB Bancorp, Inc. (the “Company”), the holding company for Asheville Savings Bank, S.S.B., issued a news release announcing its financial results for the three months and year ended December 31, 2013. A copy of the news release is included as Exhibit 99.1 to this report and is furnished herewith.

Item 8.01 Other Events

On January 30, 2014, the Company’s Board of Directors approved a stock repurchase program whereby the Company may repurchase up to 5%, or 252,003 shares, of its outstanding common stock. For further information, reference is made to the Company’s news release dated January 31, 2014, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 9.01 Financial Statements and Exhibits

Exhibits
Number	Description

99.1	News Release dated January 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASB BANCORP, INC.
Registrant

January 31, 2014	By:	/s/ Suzanne S. DeFerie
Suzanne S. DeFerie
President and Chief Executive Officer